Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

The Herzfeld Caribbean Basin Fund, Inc.

 (Name of Registrant as Specified in Its Charter)

 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

The Herzfeld Caribbean Basin Fund, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
November 14, 2012

Miami, Florida
August 31, 2012

TO THE STOCKHOLDERS OF
THE HERZFELD CARIBBEAN BASIN FUND, INC.:

The Annual Meeting of Stockholders of The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) will be held on November 14, 2012, at 2:00 p.m. Eastern time at 119 Washington Avenue, Suite 504, Miami Beach, FL 33139, for the following purposes:

(1)	the election of one Class I director; and

(2)	to transact such other business as may properly come before the meeting and any adjournments thereof.

The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice.  Each stockholder is invited to attend the Annual Meeting of Stockholders in person.  Stockholders of record at the close of business on August 13, 2012, have the right to vote at the meeting.  If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the meeting can be held without additional expense and a maximum number of shares may be voted.

CECILIA L. GONDOR
Secretary

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on November 14, 2012
The proxy statement and annual report to stockholders are available at http://www.herzfeld.com/cuba.htm or by calling the Secretary of the Fund, Cecilia Gondor at 800-854-3863 or 305-271-1900.

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.  IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RETURNING YOUR PROXY PROMPTLY.  YOUR PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

The Herzfeld Caribbean Basin Fund, Inc.
119 Washington Avenue, Suite 504, Miami Beach, Florida 33139

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
NOVEMBER 14, 2012

This statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held in the 119 Washington Avenue, Suite 504, Miami Beach, FL  33139, on November 14, 2012 at 2:00 p.m. Eastern time.

Proxies may be solicited by mail, telephone, telegraph and personal interview.  The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees to forward proxy material to the beneficial owners of stock of record.  You may revoke your proxy at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the meeting.  Signing and mailing the proxy will not affect your right to give a later proxy or to attend the meeting and vote your shares in person.  The cost of soliciting proxies will be paid by the Fund.  This proxy statement is expected to be distributed to stockholders on or about August 31, 2012.

THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR THE NOMINEES FOR DIRECTOR AND TO TRANSACT SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

On August 13, 2012, the record date for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof, there were issued and outstanding 3,713,071 shares of Common Stock of the Fund, each entitled to one vote, constituting all of the Fund’s then outstanding securities.

At the Annual Meeting, a quorum shall consist of the holders of a majority of the outstanding shares of the Common Stock of the Fund entitled to vote at the meeting.  If a quorum is present, a plurality of all votes cast at the Annual Meeting shall be sufficient for the election of one director (Proposal 1).  Under Maryland law, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Annual Meeting, but will be treated as votes not cast, and therefore, will not be counted for purposes of determining whether matters to be voted upon at the Annual Meeting have been approved.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended June 30, 2012, to any stockholder requesting such report.

Requests for the annual report or semi-annual report should be made in writing to the Fund at the address set forth above or by calling the Secretary of the Fund, Cecilia L. Gondor, at 800-854-3863 or 305-271-1900.

ELECTION OF DIRECTORS
(Proposal 1)

One director is to be elected at the Annual Meeting.  Pursuant to the Fund’s By-Laws, the directors are classified into three classes with respect to the year of expiration of their terms of office.  Because the Fund’s Class I director’s term of office will expire in 2012, the Annual Meeting is being held for the election of that director.  The remaining Class II and Class III directors’ terms of office will expire in 2013, and 2014, respectively.

If authority is granted on the accompanying proxy card to vote in the election of the director, it is the intention of the person named in the proxy to vote at the Annual Meeting for the election of the nominee named below, who has consented to being named in the proxy statement and to serve if elected.  If the nominee is unavailable to serve for any reason, the person named as proxy will vote for such other nominee selected by the Board of Directors, or the Board may reduce the number of directors as provided in the Fund’s By-Laws.  The Fund currently knows of no reason why the nominee listed below would be unable or unwilling to serve if elected.

As of August 31, 2012, the Fund’s Board of Directors consisted of five members.  The Class I director of the Fund, Dr. Kay W. Tatum is the nominee for election, and her current term as director will expire on the date of the Annual Meeting or when her successor is elected and qualified.  The nominees would serve until their successor has been elected and qualified.

Certain information regarding the nominee as well as the current directors and executive officers of the Fund is set forth below.

Nominee for Director - “Independent Persons”

Name, Address, Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Complex Overseen by Director	Other Directorships held by Nominee
Kay W. Tatum, Ph.D, CPA c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504, Miami Beach, FL 33139 Age: 60	Director	current term expires 2012 2007 to present	Associate Professor of Accounting, University of Miami School of Business Administration, 1992-present; Chair, Department of Accounting, 2004-2008, Assistant Professor of Accounting, University of Miami, 1986-1992.	1	None

Current Directors and Officers

Name, Address, Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Complex Overseen by Director	Other Directorships held by Officer/Director
Interested Director and Officer:
Thomas J. Herzfeld** 119 Washington Avenue, Suite 504, Miami Beach, FL 33139 Age: 67	President, Chairman, Director and Portfolio Manager	current term expires 2014 1993 to present	Chairman and President of Thomas J. Herzfeld & Co., Inc., a broker dealer, and Thomas J. Herzfeld Advisors, Inc.	2	The Cuba Fund, Inc. (in registration)
Officers:
Erik M. Herzfeld 119 Washington Avenue, Suite 504, Miami Beach, FL 33139 Age: 38	Portfolio Manager	2008 to present	Head of Alternative Investments, Thomas J. Herzfeld Advisors, Inc. 2007-present; Vice President JPMorgan Chase 2000-2007, foreign exchange options trading		N/A
Cecilia L. Gondor 119 Washington Avenue, Suite 504, Miami Beach, FL 33139 Age: 50	Secretary, Treasurer	1993 to present	Executive Vice President of Thomas J. Herzfeld & Co., Inc., a broker dealer, and Thomas J. Herzfeld Advisors, Inc.		N/A

*	Each director serves a three-year term after which the director may be re-elected for additional three-year terms.
**	An “interested person” (as defined in the Investment Company Act of 1940) of the Fund because he is an officer and employee of the Fund’s investment advisor.

Name, Address, Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Complex Overseen by Director	Other Directorships held by Officer/Director
Independent Directors:
John A. Gelety c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504, Miami Beach, FL 33139 Age: 44	Director	current term expires 2013 2011 to present	John A. Gelety, P.A., attorney at law, a transactional law firm that specializes in business law, with a concentration on domestic and cross- border mergers & acquisitions, private equity and commercial transactions.	1	None
Ann S. Lieff c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504, Miami Beach, FL 33139 Age: 60	Director	current term expires 2013 1998 to present	President of the Lieff Company, a management consulting firm that offers ongoing advisory services as a corporate director to several retail operations, 1998-present; former CEO Spec’s Music 1980-1998, a retailer of recorded music.	1	Hastings Entertainment, Inc.; Furniture Brands International, Inc.
Michael A. Rubin c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504, Miami Beach, FL 33139 Age: 70	Director	current term expires 2014 2002 to present	Partner of Michael A. Rubin P.A., attorney at law; Broker, Oaks Management & Real Estate Corp., a real estate corporation	1	Formerly a director of Margo Caribe, Inc.
Kay W. Tatum, Ph.D, CPA c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504, Miami Beach, FL 33139 Age: 60	Director	current term expires 2012 2007 to present	Associate Professor of Accounting, University of Miami School of Business Administration, 1992-present; Chair, Department of Accounting, 2004-2008, Assistant Professor of Accounting, University of Miami, 1986-1992.	1	None

*	Each director serves a three-year term after which the director may be re-elected for additional three-year terms.

Ownership of Fund Securities by Directors and Executive Officers

	Dollar Range	Number of	Percent
Name	of Equity in the Fund**	Shares Held**	of Class**
Interested Director and Executive Officers
Thomas J. Herzfeld	Over $100,000	181,278	4.88%
Erik M. Herzfeld	Over $100,000	31,160	0.84%
Cecilia L. Gondor	$10,001 - $50,000	6,592	0.18%
Independent Directors
Ann S. Lieff	$50,001 - $100,000	10,084	0.27%
Michael A. Rubin	$10,001 - $50,000	2,418	0.07%
Kay W. Tatum, Ph.D., CPA	$0 - $10,000	604	0.02%
All directors and executive officers as a group (six persons)	N/A	232,136	6.25%

**	As of August 13, 2012

The Board of Directors of the Fund held four regular meetings during the Fund’s fiscal year ended June 30, 2012.  Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of each committee of which he or she was a member.

Director Qualification

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Directors’ conclusion that each individual identified below is qualified to serve as a Director of the Fund. In determining that a particular Director was qualified to serve as a Director, the Board has considered a variety of criteria, none of which was controlling. The Board believes that the Directors’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Director is qualified to serve as a Director of the Fund.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Director:  Mr. Herzfeld is the Chairman and President of Thomas J. Herzfeld Advisors, Inc., and serves as a director for the Cuba Fund, Inc.; Ms. Lieff is the President of the Lieff Company, former CEO of a music retailer and currently serves as a director to various other businesses; Mr. Rubin is a Partner of Michael A. Rubin, P.A., attorney at law, a broker of a real estate corporation and currently serves as a director of another business; Dr. Tatum is an Associate Professor of Accounting at the University of Miami School of Business Administration and former Chair of the Department of Accounting; and Mr. Gelety is the founding shareholder of John A. Gelety, P.A., a transactional law firm that specializes in corporate, securities, real estate and entertainment law.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Directors do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board considered that Thomas J. Herzfeld is an “interested person” (as such term is defined in the 1940 Act) of the Fund and currently serves as the Chairman of the Board. The Independent Directors believe that the Chairman’s history of effecting meaningful dialogue between Fund management, service providers, counsel, independent auditor and the Independent Directors has been of great benefit to the Fund and its Board. The Independent Directors have further determined that they can act independently and effectively without having an Independent Director serve as Chairman. Nonetheless, as currently composed, the Independent Directors constitute a substantial majority of the Board.

The Board also considered that the chairperson and every member of each Board committee is an Independent Director, which yields similar benefits with respect to the functions and activities of the various Board committees. Through the committees the Independent Directors consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Directors also regularly meet outside the presence of management with Fund counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from Fund management.

Audit Committee

The Audit Committee of the Board currently consists of Mr. Rubin, Dr. Tatum and Mr. Gelety none of whom is an “interested person” of the Fund.  Each member of the Audit Committee is considered independent under the applicable Financial Industry Regulatory Authority (“FINRA”) listing standards.  The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Fund’s website at www.herzfeld.com/cuba.htm.   The Audit Committee reviews the scope of the audit by the Fund’s independent auditors, confers with the auditors with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund, and makes recommendations with respect to the selection of auditors for the Fund.

Audit Committee Report

The Audit Committee met twice during the fiscal year ended June 30, 2012, and has reviewed and discussed the Fund’s audited financial statements with Fund management.  Further, the Audit Committee has discussed with Rothstein Kass the Fund’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).  The Audit Committee has received the written disclosures and a letter from Rothstein Kass required by Public Company Accounting Oversight Board (“PCAOB”) Rule 3526 (Communication with Audit Committees Concerning Independence) and has discussed with Rothstein Kass their independence.  Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund’s annual report to stockholders for filing with the U.S. Securities and Exchange Commission for the fiscal year ended June 30, 2012.

Kay W. Tatum
John A. Gelety
Michael A. Rubin

Nominating Committee

The Board has a Nominating Committee comprised solely of independent directors which currently consists of Mr. Rubin, Ms. Lieff, Dr. Tatum and Mr. Gelety.  The Nominating Committee is responsible for reviewing and recommending qualified candidates in the event that a directorship is vacated or created, and operates under a written charter, a copy of which is available on the Fund’s website at www.herzfeld.com/cuba.htm.   The Nominating Committee will not consider nominees recommended by stockholders.  Each member of the Nominating Committee is an independent director under the rules promulgated by FINRA.  The Nominating Committee believes that candidates for director should have certain minimum qualifications, including (i) the ability to apply good business judgment and must be in a position to properly exercise their duties of loyalty and care; (ii) proven leadership capabilities, high integrity and moral character, significant business experience and a high level of responsibility within their chosen fields; (iii) the ability to quickly grasp complex principles of business, finance, international transactions and the regulatory environment in which investment companies must operate; and (iv) the ability to read and understand basic financial statements, however the committee retains the right to modify these minimum qualifications from time to time.  In general, candidates will be preferred who hold an established senior or executive level position in business, finance, law, education, research or government.  The committee’s process for identifying and evaluating nominees is as follows:  In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors’ overall service to the Fund during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Fund, if any, during their term, and confirms their independence if applicable.  In the case of new director candidates, the committee first determines whether the nominee must be independent for purposes of The Nasdaq Stock Market and whether the candidate must be considered a disinterested director under the Investment Company Act.  In either case, determinations are based upon the Fund’s charter and bylaws, applicable securities laws, the rules and regulations of the SEC, the rules of FINRA, and the advice of counsel, if necessary.  The committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.  The committee then meets to discuss and consider such candidates’ qualifications and recommend the nominee.  The Nominating Committee held two meetings during the last fiscal year.

Stockholders and other interested parties may contact the Board or any member of the Board by mail.  To communicate with the Board or any member of the Board correspondence should be addressed to the Secretary of the Fund, Attention Board of Directors.  All such correspondence should be sent c/o the Fund at 119 Washington Avenue, Suite 504, Miami Beach, Florida, 33139.

The Fund pays those directors who are not “interested persons” of the Fund $2,000 per year in addition to $800 for each meeting of the Board attended, plus reimbursement for expenses.  Such fees totaled $20,800 for the fiscal year ended June 30, 2012.

The aggregate compensation paid by the Fund to each of its directors serving during the fiscal year ended June 30, 2012, is set forth in the compensation table below.  Mr. Herzfeld receives no direct compensation for his services on the Fund’s Board.  The Board does not have a compensation committee.

Name of Person and Position with Fund	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Thomas J. Herzfeld* President and Director	$0	$0	$0	$0
Ann S. Lieff Director	$5,200	$0	$0	$5,200
Michael A. Rubin Director	$5,200	$0	$0	$5,200
Kay W. Tatum Director	$5,200	$0	$0	$5,200
Ted S. Williams** Director	$800	$0	$0	$800
John A. Gelety*** Director	$4,400	$0	$0	$4,400

*	“Interested person” of the Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940.
**	Mr. Williams resigned from the board as of August 10, 2011.
***	Mr. Gelety was appointed to the board as of August 10, 2011.

The Fund does not have a formal policy regarding attendance by directors at annual meetings of stockholders but encourages such attendance.  All members of the Board attended the Fund’s 2011 Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND’S STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEE FOR DIRECTOR.

ADDITIONAL INFORMATION

HERZFELD/CUBA (the “Adviser”), a division of Thomas J. Herzfeld Advisors, Inc., with offices at 119 Washington Avenue, Suite 504, Miami Beach, Florida 33139, serves as the Fund’s investment adviser pursuant to an Investment Advisory Contract dated September 10, 1993.  The Adviser also provides certain administration services to the Fund, but the Fund has no formal administrative contract.  Mr. Herzfeld, a director of the Fund, is an executive of the Adviser.

Thomas J. Herzfeld & Co., Inc., 119 Washington Avenue, Suite 504, Miami Beach, FL  33139, acted as Underwriter to the Fund.

Rothstein Kass, 500 Ygnacio Valley Road, Suite 200, Walnut Creek, CA  94596, independent registered public accounting firm, have been selected by the Board as the Fund’s independent auditors for the current fiscal year ending on June 30, 2013.  A representative of Rothstein Kass will be available at the meeting and will have the opportunity to respond to appropriate questions from stockholders and to make such statements as desired.

INDEPENDENT AUDITORS’ FEES

The following table sets forth the aggregate fees and percentage of total fees charged by the independent auditors for the two most recent fiscal years for professional services rendered for: (i) the audit of the annual financial statements and the review of the financial statements included in the Fund’s report to stockholders; (ii) assurance and related services; (iii) tax compliance, tax advice, and tax planning; (iv) all other products and services provided to the Fund which included matters related to regulatory issues and preparation of unaudited financial statements.

Fiscal Year-End	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
6/30/12	$50,500 (83.75%)	$0 (0%)	$9,800 (16.25%)	$0 (0%)
6/30/11	$50,500 (83.75%)	$0 (0%)	$9,800 (16.25%)	$0 (0%)

The Fund’s Audit Committee charter requires that the Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Fund by its independent public accountants in one of two methods.  Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the Fund’s management.  Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit).  At the present time, the Audit Committee has not adopted pre-approval policies and procedures, and would use the second method for pre-approval provided for in its charter.  All of the audit, audit-related and tax services described above for which the independent public accountants billed the registrant fees for the fiscal years ended June 30, 2011 and 2012 were pre-approved by the Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of August 13, 2012, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund, except as listed below:

Stockholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
Thomas J. Herzfeld 119 Washington Avenue, Suite 504 Miami Beach, FL 33139	Common Stock	221,967 shares1	5.98%

1
Mr. Herzfeld beneficially owns (i) individually 181,278 shares with sole voting and investment power and (ii) 40,689 shares with shared investment power in connection with his position with the Fund’s registered investment adviser.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Fund’s directors, executive officers and certain other persons (collectively, “Reporting Persons”), to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of equity securities of the Fund.  Reporting Persons are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.  To the Fund’s knowledge, based solely on review of the copies of such reports furnished to the Fund during the fiscal year ended June 30, 2012, all Section 16(a) filing requirements applicable to the Reporting Persons were complied with.

STOCKHOLDER PROPOSALS

Proposals intended to be presented by stockholders for consideration at the 2013 Annual Meeting of Stockholders must be received by the Secretary of the Fund no later than May 3, 2013, in order to be included in the proxy statement for the meeting.  A stockholder who wishes to make a proposal at the 2013 Annual Meeting of stockholders without including the proposal in the Fund’s proxy statement must notify the Fund, and the Fund’s officers, of such proposal no earlier than August 15, 2013 (90 days prior), and no later than September 13, 2013 (60 days prior, assuming a November 13, 2013 meeting.)  If a stockholder fails to give notice by the later date, then the persons named as proxies in the proxies solicited by the Board for the 2013 Annual Meeting of Stockholders may exercise discretionary voting power with respect to any such proposal.

To submit a proposal, a stockholder must own 1% or $2,000 worth of shares of the Fund for at least one year and must own those shares through the date of the 2013 Annual Meeting.  Stockholders who qualify may submit only one proposal per Annual Meeting, and the proposal may be no longer than 500 words.

REPORTS TO STOCKHOLDERS AND FINANCIAL STATEMENTS

The Annual Report to Stockholders of the Fund, including audited financial statements of the Fund for the fiscal year ended June 30, 2012, is being mailed to stockholders.  The Annual Report should be read in conjunction with this Proxy Statement but is not part of the proxy soliciting material.  A copy of the Annual Report may be obtained from the Fund, without charge, by contacting the Fund in writing at the address on the cover of this Proxy Statement, or by calling 800-854-3863 or 305-271-1900.

OPEN MATTERS

Management of the Fund does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement.  If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

By Order of the Directors,
Cecilia L. Gondor
Treasurer & Secretary
The Herzfeld Caribbean Basin Fund, Inc.
Dated: August 29, 2012

IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.